Exhibit 4.1

0000 0000 Class A Common Stock NUMBER SHARES This Certifies that SPECIMEN is the owner of AUTHORIZED SIGNATURE SECRETARY CHEF EXECUTIVE OFFICER BY TRANSFER AGENT AND REGISTRAR COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (Brooklyn, New York) DATED: IN WITNESS WHEREOF,the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, ($0.001) PAR VALUE,OF SHAKE SHACK INC. transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. I CUSIP SEE REVERSE SIDE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UTMA - ______________ Custodian ______________
(Cust) (Minor)
under Uniform Transfers to Minors
Act ______________________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received ______ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____ **Shares**

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________

____ **Attorney**

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.